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                                                               Exhibit 15.1

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Hartville Group, Inc. formerly Venturelist.com.

                                             /s/Malone & Bailey, PLLC
                                             ------------------------------
                                             Malone & Bailey, PLLC

Houston, Texas
January 8, 2003

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